Exhibit 99.2

Q2 2019 Earnings April 24, 2019

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2018 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Results above guidance driven by strong performance in the Industrial and Communication Segments Sales of $3.4B, down 4% on a reported basis and down 1% organically Y/Y Transportation down 3% organically, in line with guidance, driven by Auto production declines Industrial grew 5% organically, ahead of guidance, driven by AD&M and Medical Communications down 2% organically, ahead of guidance; Asia weakness impacting Appliances and Data & Devices Sales included an approximate headwind of $150M from currency exchange rates Orders up 4% sequentially with growth in all Segments. Book to bill of 1.01 Adjusted EPS exceeding the high end of guidance driven by operational strength Adjusted operating margins of 17.0% Adjusted EPS of $1.42, flat Y/Y including currency exchange headwind of $0.06 Free Cash Flow of $344M with $338M returned to shareholders. YTD Free Cash Flow up 44% vs prior year Bolt on acquisition expanding portfolio for high voltage and power management solutions in hybrid electric commercial vehicles Increasing full year adjusted EPS guidance driven by Q2 strength Revenue of $13.65B which includes ~$400M headwind Y/Y from foreign currency exchange rates Increasing Adjusted EPS mid point by $0.15 to $5.60. Adjusted EPS guidance includes $0.16 headwind from currency exchange rates Q2 Highlights 3 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Reported FY18 FY19 FY19 Q2 Y/Y Growth Q2 Q1 Q2 Reported Organic Transportation 2,139 1,916 1,949 (9)% (4)% Industrial 1,048 1,001 1,067 2% 3% Communications 492 403 441 (10)% (7)% Total TE 3,679 3,320 3,457 (6)% (3)% Book to Bill 1.03 0.99 1.01 Segment Orders Summary ($ in millions) 4 Q2 orders as expected Orders reflect stabilization in China and a softer market environment in Europe Transportation orders in line with expectations Industrial orders growth driven by Aerospace, Defense and Medical Communications orders up 9% sequentially, driven by China in both Data & Devices and Appliances Sequential orders up 4%, with growth across all segments

Y/Y Growth Rates Reported Organic Automotive $1,425 (9)% (5)% Commercial Transportation 324 (3)% 2% Sensors 222 (4)% 1% Transportation Solutions $1,971 (8)% (3)% $ in Millions Q2 Sales Q2 Business Performance Reported Down 8% Organic Down 3% Q2 Adjusted Operating Margin Transportation Solutions 5 Adjusted EBITDA Margin 24.9% 23.0% Automotive sales decline of 5% organically versus global auto production declines of 8%; market outperformance driven by content growth Commercial Transportation organic growth of 2% vs market declines of 3%, reflecting content and share gains Sensors organic growth driven by industrial applications Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Adjusted Operating Margin in line with expectations; cost savings expected to drive 2H improvement $2,134 $1,971 Q2 2018 Q2 2019 20.0% 17.5% Q2 2018 Q2 2019

Y/Y Growth Rates Reported Organic Aerospace, Defense and Marine $331 11% 13% Industrial Equipment 502 1% 1% Energy 174 (2)% 4% Industrial Solutions $1,007 4% 5% $ in Millions Q2 Sales AD&M up double digits organically; strong growth ahead of market driven by new program ramps across the business Industrial Equipment up slightly organically, with growth in medical applications partially offset by weakness in factory automation applications Energy organic growth driven by North America Q2 Business Performance Reported Up 4% Organic Up 5% Q2 Adjusted Operating Margin Industrial Solutions 6 Adjusted Operating Margin expansion of 190 basis points driven by operational execution Adjusted EBITDA Margin 18.4% 20.0% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. $972 $1,007 Q2 2018 Q2 2019 13.9% 15.8% Q2 2018 Q2 2019

Y/Y Growth Rates Reported Organic Data & Devices $251 (3)% 0% Appliances 183 (8)% (4)% Communications Solutions $434 (5)% (2)% $ in Millions Q2 Sales Data & Devices flat organically, with underlying growth in data center applications offset by declines of product sales in Asia Appliances impacted by softness in Asia and Europe, partially offset by growth in North America Q2 Business Performance Reported Down 5% Organic Down 2% Q2 Adjusted Operating Margin Adjusted Operating Margin up 260 Y/Y driven by focus on operational execution 7 Communications Solutions Adjusted EBITDA Margin 19.1% 22.6% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. 15.4% 18.0% Q2 2018 Q2 2019 $456 $434 Q2 2018 Q2 2019

*Represents Diluted Earnings Per Share from Continuing Operations **Includes income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. ($ in Millions, except per share amounts) Q2 FY18 Q2 FY19 Net Sales $ 3,562 $ 3,412 Operating Income $ 621 $ 530 Operating Margin 17.4% 15.5% Acquisition Related Charges 5 9 Restructuring & Other Charges, net 6 42 Adjusted Operating Income $ 632 $ 581 Adjusted Operating Margin 17.7% 17.0% Earnings Per Share* $ 1.38 $ 1.26 Acquisition Related Charges 0.01 0.02 Restructuring & Other Charges, net 0.02 0.09 Tax Items** - 0.04 Adjusted EPS $ 1.42 $ 1.42 Q2 Financial Summary 8

$ in Millions Sales Adjusted EPS Adjusted Operating Margin Free Cash Flow, Adjusted Operating Margin and Adjusted Earnings Per Share are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Q2 Financial Performance 9 Free Cash Flow Q2 FY19 FX headwind of $154M Y/Y 17.7% 16.9% 17.0% Q2 2018 Q1 2019 Q2 2019 $3,562 $3,347 $3,412 Q2 2018 Q1 2019 Q2 2019 $287 $413 YTD 2018 YTD 2019 $1.42 $1.29 $1.42 Q2 2018 Q1 2019 Q2 2019

Guidance* Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.4B to $3.5B Adjusted EPS $1.41 to $1.45 Sales down 4% reported and 1% organic Y/Y Adjusted EPS up $.01 Y/Y at the midpoint FX headwind impacting sales by $120M Y/Y and Adjusted EPS by $0.06 Y/Y Down Mid Single Digits Flat Organic Down Mid Single Digits Down Mid Single Digits Organic Flat Up Low Single Digits Organic Q3 Outlook 10 Automotive expected to show continued outperformance from content growth; expect mid single digit declines in global auto production driven by weakness in China and Europe Industrial Solutions organic growth driven by continued strength in AD&M and medical applications Communications Solutions organic decline driven by weakness in Asia * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Net Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Demonstrating resiliency in weaker markets

FY19 Outlook

	Guidance*	Highlights
Transportation Solutions	Down Low Single Digits Flat Organic	• Content growth enables market outperformance, with Auto roughly flat organically on 5% auto production decline. Expect continued growth in Sensors
Industrial Solutions	Up Low Single Digits Up Low Single Digits Organic	• Industrial Solutions growth driven by AD&M and medical applications
Communications Solutions	Down Low Single Digits Down Low Single Digits Organic	• Communications decline driven by weak Asia markets in Data & Devices and Appliances
TE Connectivity	Sales of $13.55B to $13.75B Adjusted EPS of $5.55 to $5.65	• Sales down 2% reported and flat organic Y/Y • Adjusted EPS up low-single digits excluding headwind from: • FX impacting Sales by ~$400M and Adjusted EPS by $0.16

Demonstrating resiliency in weaker markets

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Net Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

11

Additional Information 12

Y/Y Q2 2019 13 Sales (in millions) Adjusted EPS Q2 2018 Results $3,562 $1.42 Operational Performance 4 0.03 FX Impact (154) (0.06) Tax Rate Impact - 0.03 Q2 2019 Results $3,412 $1.42 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y Q3 2019 14 Sales (in millions) Adjusted EPS Q3 2018 Results $3,581 $1.42 Operational Performance (11) 0.09 FX Impact (120) (0.06) Tax Rate Impact - (0.02) Q3 2019 Guidance $3,450 $1.43 Guidance Range: Sales of $3.4B - $3.5B Adjusted EPS of $1.41 – $1.45 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y FY 2019 15 Guidance Range Sales of $13.55B - $13.75B Adjusted EPS of $5.55 - $5.65 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS 2018 Results $13,988 $5.61 Operational Performance 62 0.18 FX Impact (400) (0.16) Tax Rate Impact - (0.03) 2019 Guidance $13,650 $5.60

($ in Millions) Q2 2018 Q2 2019 Beginning Cash Balance $704 $505 Free Cash Flow 223 344 Dividends (140) (149) Share repurchases (214) (220) Net increase (decrease) in debt (16) 27 Other 2 58 Ending Cash Balance $559 $565 Total Debt $4,010 $3,982 A/R $2,528 $2,463 Days Sales Outstanding* 64 65 Inventory $1,862 $1,970 Days on Hand* 71 75 Accounts Payable $1,561 $1,485 Days Outstanding* 60 58 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q2 Balance Sheet & Cash Flow Summary 16 ($ in Millions) Q2 2018 Q2 2019 Cash from Continuing Operations $362 $555 Capital expenditures, net Cash (collected) paid pursuant to collateral requirements related to cross-currency swaps Pre-separation tax receipts, net (195) 61 (5) (179) (32) - Free Cash Flow $223 $344

Appendix 17

18 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

19 Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.)

Segment Summary

	For the Quarters Ended				For the Six Months Ended			
	March 29, 2019		March 30, 2018		March 29, 2019		March 30, 2018	
	($ in millions)							
	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 1,971		$ 2,134		$ 3,957		$ 4,166	
Industrial Solutions	1,007		972		1,935		1,854	
Communications Solutions	434		456		867		878	
Total	$ 3,412		$ 3,562		$ 6,759		$ 6,898	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 316	16.0%	$ 427	20.0%	$ 648	16.4%	$ 844	20.3%
Industrial Solutions	137	13.6	125	12.9	237	12.2	227	12.2
Communications Solutions	77	17.7	69	15.1	129	14.9	136	15.5
Total	$ 530	15.5%	$ 621	17.4%	$ 1,014	15.0%	$ 1,207	17.5%
	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)
Transportation Solutions	$ 344	17.5%	$ 427	20.0%	$ 700	17.7%	$ 853	20.5%
Industrial Solutions	159	15.8	135	13.9	297	15.3	261	14.1
Communications Solutions	78	18.0	70	15.4	149	17.2	145	16.5
Total	$ 581	17.0%	$ 632	17.7%	$ 1,146	17.0%	$ 1,259	18.3%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

20

Reconciliation of Net Sales Growth – Q2 19 vs. Q2 18

	Change in Net Sales for the Quarter Ended March 29, 2019 versus Net Sales for the Quarter Ended March 30, 2018						
	Net Sales Growth		Organic Net Sales Growth [1]		Translation [2]	Acquisition	
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ (146)	(9.3)%	$ (70)	(4.6)%	$ (76)	$ -	
Commercial transportation	(9)	(2.7)	6	1.6	(15)	-	
Sensors	(8)	(3.5)	2	1.0	(10)	-	
Total	(163)	(7.6)	(62)	(2.9)	(101)	-	
Industrial Solutions [3]:							
Industrial equipment	6	1.2	5	0.8	(20)	21	
Aerospace, defense, oil, and gas	33	11.1	39	13.3	(6)	-	
Energy	(4)	(2.2)	9	4.2	(13)	-	
Total	35	3.6	53	5.4	(39)	21	
Communications Solutions [3]:							
Data and devices	(7)	(2.7)	-	(0.1)	(7)	-	
Appliances	(15)	(7.6)	(8)	(4.1)	(7)	-	
Total	(22)	(4.8)	(8)	(1.8)	(14)	-	
Total	$ (150)	(4.2)%	$ (17)	(0.5)%	$ (154)	$ 21	

[1] Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

21

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2019 22 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 316 $ 4 $ 24 $ - $ 344 $ Industrial Solutions 137 5 17 - 159 Communications Solutions 77 - 1 - 78 Total 530 $ 9 $ 42 $ - $ 581 $ Operating margin 15.5% 17.0% Other income, net 1 $ - $ - $ - $ 1 $ Income tax expense (91) $ (2) $ (10) $ 15 $ (88) $ Effective tax rate 17.5% 15.4% Income from continuing operations 429 $ 7 $ 32 $ 15 $ 483 $ Diluted earnings per share from continuing operations 1.26 $ 0.02 $ 0.09 $ 0.04 $ 1.42 $ (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) (2) Includes income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 30, 2018 23 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating income: Transportation Solutions 427 $ 2 $ (2) $ 427 $ Industrial Solutions 125 3 7 135 Communications Solutions 69 - 1 70 Total 621 $ 5 $ 6 $ 632 $ Operating margin 17.4% 17.7% Other income, net 1 $ - $ - $ 1 $ Income tax expense (108) $ - $ 1 $ (107) $ Effective tax rate 18.1% 17.6% Income from continuing operations 490 $ 5 $ 7 $ 502 $ Diluted earnings per share from continuing operations 1.38 $ 0.01 $ 0.02 $ 1.42 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 29, 2019 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 648 $ 7 $ 45 $ - $ 700 $ Industrial Solutions 237 8 52 - 297 Communications Solutions 129 - 20 - 149 Total 1,014 $ 15 $ 117 $ - $ 1,146 $ Operating margin 15.0% 17.0% Income tax expense (169) $ (3) $ (29) $ 15 $ (186) $ Effective tax rate 17.2% 16.7% Income from continuing operations 812 $ 12 $ 88 $ 15 $ 927 $ Diluted earnings per share from continuing operations 2.37 $ 0.04 $ 0.26 $ 0.04 $ 2.71 $ (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 30, 2018 25 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 844 $ 7 $ 2 $ - $ 853 $ Industrial Solutions 227 5 29 - 261 Communications Solutions 136 - 9 - 145 Total 1,207 $ 12 $ 40 $ - $ 1,259 $ Operating margin 17.5% 18.3% Other income, net 3 $ - $ - $ (1) $ 2 $ Income tax expense (707) $ (2) $ (7) $ 506 $ (210) $ Effective tax rate 60.7% 17.3% Income from continuing operations 457 $ 10 $ 33 $ 505 $ 1,005 $ Diluted earnings per share from continuing operations 1.29 $ 0.03 $ 0.09 $ 1.42 $ 2.83 $ (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 29, 2018 26 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Operating income: Transportation Solutions 393 $ 2 $ 11 $ 406 $ Industrial Solutions 92 3 47 142 Communications Solutions 69 - 6 75 Total 554 $ 5 $ 64 $ 623 $ Operating margin 15.5% 17.4% Other expense, net (1) $ - $ - $ (1) $ Income tax expense (77) $ (2) $ (20) $ (99) $ Effective tax rate 14.5% 16.5% Income from continuing operations 453 $ 3 $ 44 $ 500 $ Diluted earnings per share from continuing operations 1.29 $ 0.01 $ 0.13 $ 1.42 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 28, 2018 27 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Operating income: Transportation Solutions 332 $ 3 $ 21 $ 356 $ Industrial Solutions 100 3 35 138 Communications Solutions 52 - 19 71 Total 484 $ 6 $ 75 $ 565 $ Operating margin 14.5% 16.9% Other expense, net (1) $ - $ - $ (1) $ Income tax expense (78) $ (1) $ (19) $ (98) $ Effective tax rate 16.9% 18.1% Income from continuing operations 383 $ 5 $ 56 $ 444 $ Diluted earnings per share from continuing operations 1.11 $ 0.01 $ 0.16 $ 1.29 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2018 28 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 1,578 $ 12 $ 33 $ - $ 1,623 $ Industrial Solutions 465 10 80 - 555 Communications Solutions 288 - 13 - 301 Total 2,331 $ 22 $ 126 $ - $ 2,479 $ Operating margin 16.7% 17.7% Other income, net 1 $ - $ - $ (1) $ - $ Income tax (expense) benefit 344 $ (5) $ (31) $ (716) $ (408) $ Effective tax rate (15.4)% 17.1% Income from continuing operations 2,584 $ 17 $ 95 $ (717) $ 1,979 $ Diluted earnings per share from continuing operations 7.32 $ 0.05 $ 0.27 $ (2.03) $ 5.61 $ (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments (2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act.

Reconciliation of Free Cash Flow 29 March 29, March 28, March 29, March 28, 2019 2018 2019 2018 Net cash provided by operating activities: Net cash provided by continuing operating activities 555 $ 362 $ 883 $ 645 $ Net cash provided by (used in) discontinued operating activities 1 15 (30) 82 556 377 853 727 Net cash used in investing activities (165) (201) (85) (442) Net cash used in financing activities (333) (330) (1,052) (964) Effect of currency translation on cash 2 9 1 20 Net increase (decrease) in cash, cash equivalents, and restricted cash 60 $ (145) $ (283) $ (659) $ Net cash provided by continuing operating activities 555 $ 362 $ 883 $ 645 $ Excluding: Receipts related to pre-separation U.S. tax matters, net - (5) - (5) Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts (32) 61 (82) 79 Capital expenditures, net (179) (195) (388) (432) Free cash flow (1) 344 $ 223 $ 413 $ 287 $ For the Quarters Ended (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Six Months Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended	
	March 29, 2019	March 30, 2018
	($ in millions)	
Net income	$ 439	$ 490
Income from discontinued operations, net of income taxes	(10)	-
Income tax expense	91	108
Other income, net	(1)	(1)
Interest expense	15	28
Interest income	(4)	(4)
Operating income	530	621
Acquisition related charges	9	5
Restructuring and other charges, net	42	6
Adjusted operating income (1)	581	632
Depreciation and amortization (2)	171	165
Adjusted EBITDA (1)	$ 752	$ 797
Net sales	$ 3,412	$ 3,562
Net income as a percentage of net sales	12.9%	13.8%
Adjusted EBITDA margin (1)	22.0%	22.4%

	For the Quarters Ended							
	March 29, 2019				March 30, 2018			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 316	$ 137	$ 77	$ 530	$ 427	$ 125	$ 69	$ 621
Acquisition related charges	4	5	-	9	2	3	-	5
Restructuring and other charges, net	24	17	1	42	(2)	7	1	6
Adjusted operating income (1)	344	159	78	581	427	135	70	632
Depreciation and amortization (2)	109	42	20	171	104	44	17	165
Adjusted EBITDA (1)	$ 453	$ 201	$ 98	$ 752	$ 531	$ 179	$ 87	$ 797
Net sales	$ 1,971	$ 1,007	$ 434	$ 3,412	$ 2,134	$ 972	$ 456	$ 3,562
Operating margin	16.0%	13.6%	17.7%	15.5%	20.0%	12.9%	15.1%	17.4%
Adjusted operating margin (1)	17.5%	15.8%	18.0%	17.0%	20.0%	13.9%	15.4%	17.7%
Adjusted EBITDA margin (1)	23.0%	20.0%	22.6%	22.0%	24.9%	18.4%	19.1%	22.4%

(1) See description of non-GAAP financial measures.

(2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $2 million for the quarters ended March 29, 2019 and March 30, 2018, as these charges are included in the acquisition related charges line.

30

Adjusted Return on Invested Capital (ROIC)

	As of or for the Quarters Ended							
	March 29, 2019	December 28, 2018	September 28, 2018	June 29, 2018	March 30, 2018	December 29, 2017	September 29, 2017	June 30, 2017
	($ in millions)							
Operating income	$ 530	$ 484	$ 570	$ 554	$ 621	$ 586	$ 491	$ 486
Acquisition related charges	9	6	5	5	5	7	1	4
Restructuring and other charges, net	42	75	22	64	6	34	22	20
Adjusted operating income [1]	$ 581	$ 565	$ 597	$ 623	$ 632	$ 627	$ 514	$ 510
Amortization expense	$ 45	$ 45	$ 45	$ 45	$ 45	$ 45	$ 43	$ 43
Adjustment [2]	(2)	(1)	-	(1)	(2)	(1)	-	(3)
Adjusted amortization expense	$ 43	$ 44	$ 45	$ 44	$ 43	$ 44	$ 43	$ 40
Adjusted operating income plus adjusted amortization expense	$ 624	$ 609	$ 642	$ 667	$ 675	$ 671	$ 557	$ 550
Income from continuing operations before income taxes	$ 520	$ 461	$ 546	$ 530	$ 598	$ 566	$ 451	$ 445
Acquisition related charges	9	6	5	5	5	7	1	4
Restructuring and other charges, net	42	75	22	64	6	34	22	20
Tax items	-	-	-	-	-	(1)	-	7
Adjusted income from continuing operations before income taxes	$ 571	$ 542	$ 573	$ 599	$ 609	$ 606	$ 474	$ 476
Income taxes paid, net of refunds	$ 102	$ 75	$ 76	$ 109	$ 126	$ 82	$ 67	$ 79
Refunds for tax deficiencies related to pre-separation tax matters	-	-	-	-	-	-	-	15
Adjusted income taxes paid, net of refunds	$ 102	$ 75	$ 76	$ 109	$ 126	$ 82	$ 67	$ 94
Adjusted cash tax rate	17.9%	13.8%	13.3%	18.2%	20.7%	13.5%	14.1%	19.7%
Adjusted net operating profit after taxes	$ 513	$ 525	$ 557	$ 546	$ 535	$ 580	$ 478	$ 441
Trailing four quarter adjusted net operating profit after taxes	$ 2,141				$ 2,034			
Total debt	$ 3,982	$ 3,967	$ 4,000	$ 4,008	$ 4,010	$ 4,005	$ 4,344	$ 3,991
Total shareholders' equity	9,994	10,236	10,831	9,492	9,480	9,631	9,751	9,141
Invested capital	$ 13,976	$ 14,203	$ 14,831	$ 13,500	$ 13,490	$ 13,636	$ 14,095	$ 13,132
Trailing four quarter average invested capital	$ 14,128				$ 13,588			
Adjusted ROIC [1]	15.2%				15.0%			

[1] See description of non-GAAP financial measures.

[2] Adjustment for non-cash amortization associated with fair value adjustments related to acquired customer order backlog as these charges are included in the acquisition related charges line.

31

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 32 Outlook for Quarter Ending June 28, Outlook for 2019 (1) Fiscal 2019 (1) Diluted earnings per share from continuing operations (GAAP) $1.13 - $1.17 $4.88 - $4.98 Restructuring and other charges, net 0.26 0.55 Acquisition related charges 0.02 0.08 Tax items - 0.04 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.41 - $1.45 $5.55 - $5.65 Net sales growth (GAAP) (5)% - (2)% (3)% - (1)% Translation 3 3 (Acquisitions) divestitures, net - (1) Organic net sales growth (non-GAAP) (2) (2)% - 1% (1)% - 1% Effective tax rate (GAAP) 17.2% - 17.7% Effective tax rate adjustments (3) 0.3 Adjusted effective tax rate (non-GAAP) (2) 17.5% - 18.0% (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of April 24, 2019 (2) See description of non-GAAP financial measures.